UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2011

Acadia Healthcare Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-175523	46-2492228
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Crescent Centre Drive, Suite 610

Franklin, Tennessee 37067

(Address of Principal executive offices, including Zip Code)

615-861-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Filed by Acadia Healthcare Company, Inc.

Pursuant to Rule 425 under the Securities Act of 1933

Subject Company: PHC, Inc.

Commission File No. 333-175523

Item 2.02. Results of Operations and Financial Condition.

To the extent the information set forth in Exhibit 99.1 could be deemed results of a completed fiscal quarter, such information is incorporated by reference in this Item 2.02.

Item 8.01. Other Events.

As previously reported, on May 23, 2011, Acadia Healthcare Company, Inc., a Delaware corporation (“Acadia”), and Acadia Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Acadia (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PHC, Inc., a Massachusetts corporation (“PHC”), pursuant to which, subject to the satisfaction or waiver of the conditions therein, PHC will merge with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”).

In connection with the transactions contemplated by the Merger Agreement, Acadia intends to provide potential financing sources with certain information that has not been previously reported by Acadia. This information includes certain preliminary unaudited estimated pro forma financial results for the nine months ended September 30, 2011. This information is contained in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information

In connection with the proposed transaction, Acadia has filed with the SEC a registration statement that contains PHC’s proxy statement that also will constitute an Acadia prospectus. PHC STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT/PROSPECTUS) REGARDING THE PROPOSED TRANSACTION BECAUSE IT CONTAINS IMPORTANT INFORMATION. PHC’s stockholders and other investors will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about PHC and Acadia, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus can also be obtained, without charge, by directing a request to PHC, Inc., 200 Lake Street, Suite 102, Peabody, MA 01960, Attention: Investor Relations, Telephone: (978) 536-2777. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

This Current Report on Form 8-K and Exhibit 99.1 shall not constitute an offer to sell nor the solicitation of an offer to buy any securities in connection with the financing and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements based on current projections about operations, industry, financial condition and liquidity. Words such as “will,” “should,” “anticipate,” “predict,” “potential,” “estimate,” “expect,” “continue,” “may,” “project,” “intend,” “plan,” “believe” and words and terms of similar substance used in connection with any discussion of future operating or financial performance, the Merger or the business of the combined company identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Those statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from these forward-looking statements.

All forward-looking statements reflect present expectations of future events by Acadia’s management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In addition to the risks related to the businesses of Acadia and the combined company, the uncertainty concerning the completion of the Merger and the matters discussed under “Risk Factors” in Acadia’s Registration Statement on Form S-4, originally filed on July 13, 2011, among others, could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned not to place undue reliance on the forward-looking statements. Acadia is not under any obligation, and each expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.l	Information for Potential Financing Sources

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

By:	/s/ Jack Polson

Jack Polson
Chief Financial Officer

Date: October 26, 2011

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